UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 26, 2025
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Southern States Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)
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Alabama	001-40727	26-2518085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
615 Quintard Ave.
Anniston, AL		36201
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (256) 241-1092
Securities registered pursuant to Section 12(b) of the Act:
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Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $5.00 par value	SSBK	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 1, 2025 (the “Closing Date”), Southern States Bancshares, Inc. (“Southern States”), the parent company of Southern States Bank (“Southern States Bank”), and FB Financial Corporation (“FB Financial”), the parent company of FirstBank (“FirstBank”), completed the transactions contemplated by the Agreement and Plan of Merger dated as of March 31, 2025 (the “Agreement”). On the Closing Date, (i) Southern States merged with and into FB Financial (the “Corporate Merger”), with FB Financial as the surviving corporation in the Corporate Merger, and (ii) immediately following the Corporate Merger, Southern States Bank merged with and into FirstBank (the “Bank Merger,” and together with the Corporate Merger, the “Merger”), with FirstBank as the surviving bank in the Bank Merger. The Merger was described in the Registration Statement on Form S-4 (File No. 333-287103) filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 8, 2025, and amended on May 19, 2025.

Upon the consummation of the Corporate Merger (the “Effective Time”), each share of Southern States common stock, $5.00 par value per share (“SSB Common Stock”), was converted into the right to receive 0.800 shares of FB Financial common stock (the “Merger Consideration”), with cash paid in lieu of fractional shares.

At the Effective Time, all options to purchase SSB Common Stock under a Southern States stock option and incentive plan, whether vested or unvested, were canceled and extinguished and exchanged into the right to receive a cash payment equal to the product of (a) the difference, if positive, between (i) the Per Share Cash Equivalent Consideration (as defined in the Agreement) and (ii) the exercise price of the stock option immediately prior to the Effective Time, multiplied by (b) the number of shares of SSB Common Stock underlying such stock option immediately prior to the Effective Time, rounding up to the nearest cent. At the Effective Time, each share of SSB Common Stock subject to vesting, repurchase or other lapse restriction (a “SSB Restricted Stock Award”) that was outstanding as of immediately prior to the Effective Time was fully vested, automatically and without any required action on the part of the holder thereof, effective as of immediately prior to the Effective Time, and each such SSB Restricted Stock Award was treated as a share of SSB Common Stock for all purposes of the Agreement, including the right to receive the Merger Consideration in accordance with the terms thereof. At the Effective Time, each restricted stock unit granted by Southern States (an “SSB RSU Award”) that was outstanding as of immediately prior to the Effective Time was canceled as of the Effective Time, automatically and without any required action on part of the holder thereof, and converted into the right to receive the Merger Consideration in respect of each share of SSB Common Stock underlying the SSB RSU Award as of immediately prior to the Effective Time.

The foregoing summary of the Agreement and Merger is not complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is filed hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the day before the Closing Date, Nasdaq was notified that the Closing of the Merger would be effective as of the Closing Date. It was requested that Nasdaq (i) suspend trading of SSB Common Stock, (ii) withdraw SSB Common Stock from listing on Nasdaq, in each case, prior to the open of trading on the Closing Date, and (iii) file with the SEC a notification of removal from listing on Form 25 in order to delist SSB Common Stock from Nasdaq and deregister the SSB Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, SSB Common Stock will no longer be listed on Nasdaq. In furtherance of the foregoing, FB Financial, as successor to Southern States, intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of SSB Common Stock under Section 12(g) of the Exchange Act and the corresponding immediate suspension of Southern States’ reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable, and to cease filing any further periodic reports with respect to Southern States since it no longer as a result of the Corporate Merger exists as a separate legal entity.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03 Material Modifications to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, at the Effective Time, each holder of SSB Common Stock immediately prior to the Effective Time ceased to have any rights with respect thereto, except the right to receive the Merger Consideration subject to the terms and conditions set forth in the Agreement.

The information set forth under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

Pursuant to the Agreement, at the Effective Time, Southern States was merged with and into FB Financial, with FB Financial as the surviving corporation, and immediately following the Corporate Merger, Southern States Bank merged with and into FirstBank, with FirstBank as the surviving bank.

The information set forth under Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, and pursuant to the terms of the Agreement, Southern States’ directors and executive officers ceased serving as directors and executive officers of Southern States. In addition, at the Effective Time, J. Henry Smith was added to FB Financial’s board of directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Southern States ceased to be in effect by operation of law, and the FB Financial Amended and Restated Charter and the FB Financial Amended and Restated Bylaws in effect immediately prior to the effective time remained the charter and bylaws of FB Financial as the surviving corporation of the Merger, until the same be amended and changed as provided therein or by law. Copies of the Amended and Restated Charter and Amended and Restated Bylaws of FB Financial are filed as Exhibits 3.1 and 3.2 of this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 26, 2025, Southern States held a special meeting of holders of SSB Common Stock (the “Special Meeting”) at which holders of SSB Common Stock (i) approved the Agreement and (ii) approved adjournment of the Special Meeting, if necessary or appropriate. Of the 9,927,649 shares of SSB Common Stock outstanding at the close of business on May 16, 2025, the record date for the Special Meeting, a total of 7,247,729 shares of SSB Common Stock were represented in person or by valid proxies at the Special Meeting. The voting results were as follows:

Proposal No. 1: Approval of the Agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes

7,210,801	24,409	12,519	—

Proposal No. 2: Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes at the time of the Special Meeting to approve the Southern States merger proposal or to ensure that any supplement or amendment to that certain definitive Joint Proxy Statement/Prospectus, as filed with the SEC on May 21, 2025 (File No. 001-40727), is timely provided to holders of SSB Common Stock.

Votes For	Votes Against	Abstentions	Broker Non-Votes

7,161,513	73,428	12,787	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1#
Agreement and Plan of Merger by and between FB Financial Corporation and Southern States Bancshares, Inc., dated as of March 31, 2025 (incorporated by reference to Exhibit 2.1 to Southern States Bancshares, Inc.’s Current Report on Form 8-K, filed with the SEC on March 31, 2025, file number 001-40727).

3.1
Amended and Restated Charter of FB Financial Corporation (incorporated by reference to Exhibit 3.1 to the FB Financial Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 25, 2025, file number 001-37875).

3.2
Amended and Restated Bylaws of FB Financial Corporation (incorporated by reference to Exhibit 3.2 to the FB Financial Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, filed with the SEC on November 14, 2016, file number 001-37875).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2025	FB FINANCIAL CORPORATION, as successor by merger to Southern States Bancshares, Inc.

	By:	/s/ Michael M. Mettee
	Name:	Michael M. Mettee
	Title:	Chief Financial Officer (Principal Financial Officer)